CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of On The Go Healthcare, Inc. a Delaware corporation (the "Company") on Form 10-QSB for the period ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Stuart Turk
------------------------------------
By:  Stuart Turk
Chief  Executive  Officer


 /s/ Evan Schwartzberg
------------------------------------
By: Evan Schwartzberg
Chief Financial and Accounting Officer

March 10, 2005